SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2007

LAYNE CHRISTENSEN COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	0-20578	48-0920712
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 Shawnee Mission Parkway
Mission Woods, Kansas 66205
(Address of Principal Executive Offices)

(913) 362-0510
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CF$ 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02.              Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 9, 2007, Colin Kinley resigned as President of the energy division of Layne Christensen Company, effective as of October 9, 2007. Mr. Kinley has accepted a position with an exploration and production company, and indicated that his decision was made for personal and family reasons.

Pending the appointment of Mr.Kinley’s successor, the energy division will report directly to Mr. Schmitt, the Company’s chief executive officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAYNE CHRISTENSEN COMPANY

Date: October 9, 2007	By:	/s/ Steven F. Crooke
		Name:	Steven F. Crooke
		Title:	Sr. Vice President, Secretary and General Counsel